As filed with the Securities and Exchange Commission on August 20, 2009

Registration No. 333-160860

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

PRE-EFFECTIVE

AMENDMENT

No. 2 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NORTHWESTERN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	4931	46-0172280
(State or other jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of incorporation or organization)	Classification Code Number)	Identification Number)

3010 W. 69th St.

Sioux Falls, South Dakota 57108

(605) 978-2900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Miggie E. Cramblit

Vice President, General Counsel and Corporate Secretary

NorthWestern Corporation

3010 W. 69th St.

Sioux Falls, South Dakota 57108

(605) 978-2900

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Approximate date of commencement of sale of the securities to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. Large accelerated filer ☒ Accelerated filer ☐ Non-accelerated filer ☐ (Do not check if a smaller reporting company) Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d)(Cross-Border Third-Party Tender Offer)	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) of the Securities Act of 1933, may determine.

EXPLANATORY NOTE:

This Amendment No. 2 is being filed solely for the purpose of updating Exhibit 23.1, which was included with the Registration Statement on Form S-4/A filed by the registrant on August 13, 2009. This Amendment No. 2 does not modify any provision of the prospectus that forms a part of the Registration Statement and accordingly this Amendment consists only of the facing pages, this explanatory note and Part II, Item 21 of the Registration Statement, and such prospectus has not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. Exhibits and Financial Statement Schedules

Exhibit Number	Description of Document
2.1(a)*

Second Amended and Restated Plan of Reorganization of NorthWestern Corporation (incorporated by reference to Exhibit 2.1 of NorthWestern Corporation's Current Report on Form 8-K, dated October 20, 2004, Commission File No. 1-10499).

2.1(b)*

Order Confirming the Second Amended and Restated Plan of Reorganization of NorthWestern Corporation (incorporated by reference to Exhibit 2.2 of NorthWestern Corporation's Current Report on Form 8-K, dated October 20, 2004, Commission File No. 1-10499).

3.1*

Amended and Restated Certificate of Incorporation of NorthWestern Corporation, dated November 1, 2004 (incorporated by reference to Exhibit 3.1 of NorthWestern Corporation's Current Report on Form 8-K, dated October 20, 2004, Commission File No. 1-10499).

3.2(a)*

Amended and Restated By-Laws of NorthWestern Corporation, dated June 27, 2006 (incorporated by reference to Exhibit 3.1 of NorthWestern Corporation's Current Report on Form 8-K, dated June 27, 2006, Commission File No. 1-10499).

4.1(a)*

General Mortgage Indenture and Deed of Trust, dated as of August 1, 1993, from NorthWestern Corporation to The Chase Manhattan Bank (National Association), as Trustee (incorporated by reference to Exhibit 4(a) of NorthWestern Corporation's Current Report on Form 8-K, dated August 16, 1993, Commission File No. 1-10499).

4.1(b)*

Supplemental Indenture, dated as of November 1, 2004, by and between NorthWestern Corporation (formerly known as Northwestern Public Service Company) and JPMorgan Chase Bank (successor by merger to The Chase Manhattan Bank (National Association)), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (incorporated by reference to Exhibit 4.5 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.1(c)*

Eighth Supplemental Indenture, dated as of May 1, 2008, by and between NorthWestern Corporation and The Bank of New York, as trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation’s Current Report on Form 10-Q for the quarter ended June 30, 2008, Commission File No. 1-10499).

4.2(a)*

Indenture, dated as of November 1, 2004, between NorthWestern Corporation and U.S. Bank National Association, as trustee agent (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.2(b)*

Supplemental Indenture No. 1, dated as of November 1, 2004, by and between NorthWestern Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.2(c)*

Registration Rights Agreement, dated as of November 1, 2004, between NorthWestern Corporation, as issuer, and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.3 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.2(d)*

Purchase Agreement, dated March 23, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers (incorporated by reference to Exhibit 10.1 of NorthWestern Corporation’s Current Report on Form 8-K, dated March 23, 2009, Commission File No. 1-10499).

4.3(a)*

Loan Agreement, dated as of April 1, 2006, between NorthWestern Corporation and the City of Forsyth, Montana, related to the issuance of City of Forsyth Pollution Control Revenue Bonds Series 2006 (incorporated by reference to Exhibit 4.3(e) of the Company's Report on Form 10-K for the year ended December 31, 2006, Commission File No. 1-10499).

4.3(b)*

Registration Rights Agreement, dated March 26, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers (incorporated by reference to Exhibit 10.2 of NorthWestern Corporation’s Current Report on Form 8-K, dated March 23, 2009, Commission File No. 1-10499).

4.4(a)*

First Mortgage and Deed of Trust, dated as of October 1, 1945, by The Montana Power Company in favor of Guaranty Trust Company of New York and Arthur E. Burke, as trustees (incorporated by reference to Exhibit 7(e) of The Montana Power Company's Registration Statement, Commission File No. 002-05927).

4.4(b)*

Eighteenth Supplemental Indenture to the Mortgage and Deed of Trust, dated as of August 5, 1994 (incorporated by reference to Exhibit 99(b) of The Montana Power Company's Registration Statement on Form S-3, dated December 5, 1994, Commission File No. 033-56739).

4.4(c)*

Twenty-First Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 13, 2002 (incorporated by reference to Exhibit 4(v) of NorthWestern Energy, LLC's Annual Report on Form 10-K for the year ended December 31, 2001, Commission File No. 001-31276).

4.4(d)*

Twenty-Second Supplemental Indenture to the Mortgage and Deed of Trust, dated as of November 15, 2002 (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation's Current Report on Form 8-K, dated February 10, 2003, Commission File No. 1-10499).

4.4(e)*

Twenty-Third Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2002 (incorporated by reference to Exhibit 4.2 of NorthWestern Corporation's Current Report on Form 8-K, dated February 10, 2003, Commission File No. 1-10499).

4.4(f)*

Twenty-Fourth Supplemental Indenture, dated as of November 1, 2004, between NorthWestern Corporation and The Bank of New York and MaryBeth Lewicki, (incorporated by reference to Exhibit 4.4 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.4(g)*

Twenty-Fifth Supplemental Indenture, dated as of April 1, 2006, between NorthWestern Corporation and The Bank of New York and Ming Ryan, as trustees (incorporated by reference to Exhibit 4.4(n) of the Company's Report on Form 10-K for the year ended December 31, 2006, Commission File No.

1-10499).

4.4(h)*

Twenty-Sixth Supplemental Indenture, dated as of September 1, 2006, between NorthWestern Corporation and The Bank of New York and Ming Ryan, as trustees (incorporated by reference to Exhibit 4.4 of NorthWestern Corporation's Current Report on Form 8-K, dated September 13, 2006, Commission File No. 1-10499).

4.4(i)*

Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, among NorthWestern Corporation and The Bank of New York Mellon (formerly The Bank of New York) and Ming Ryan, as trustees (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation’s Current Report on Form 8-K, dated March 23, 2009, Commission File No. 1-10499).

4.4(j)*	Form of 6.34% First Mortgage Bonds due 2019 (included as Exhibit B to Exhibit 4.4(i) above).
4.5(a)*

Natural Gas Funding Trust Indenture, dated as of December 22, 1998, between MPC Natural Gas Funding Trust, as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.7(a) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(b)*

Natural Gas Funding Trust Agreement, dated as of December 11, 1998, among The Montana Power Company, Wilmington Trust Company, as trustee, and the Beneficiary Trustees party thereto (incorporated by reference to Exhibit 4.7(b) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(c)*

Transition Property Purchase and Sale Agreement, dated as of December 22, 1998, between MPC Natural Gas Funding Trust and The Montana Power Company (incorporated by reference to Exhibit 4.7(c) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(d)*

Transition Property Servicing Agreement, dated as of December 22, 1998, between MPC Natural Gas Funding Trust and The Montana Power Company (incorporated by reference to Exhibit 4.7(d) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No.1-10499).

4.5(e)*

Assumption Agreement regarding the Transition Property Purchase Agreement and the Transition Property Servicing Agreement, dated as of February 13, 2002, by The Montana Power, LLC to MPC Natural Gas Funding Trust (incorporated by reference to Exhibit 4.7(e) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(f)*

Assignment and Assumption Agreement (Natural Gas Transition Documents), dated as of November 15, 2002, by and between NorthWestern Energy, LLC, as assignor, and NorthWestern Corporation, as assignee (incorporated by reference to Exhibit 4.7(f) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

5.1***	Opinion of Leonard, Street and Deinard Professional Association.
12.1*

Statement Regarding Computation of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of NorthWestern Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, Commission File No. 1-10499).

21*	Subsidiaries of NorthWestern Corporation (incorporated by reference to Exhibit 21 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, Commission File No. 1-10499).
23.1**	Consent of Independent Registered Public Accounting Firm.
23.2***	Consent of Leonard, Street and Deinard Professional Association.
24.1***	Power of Attorney.
25.1***	Statement of Eligibility.
99.1***	Form of Letter of Transmittal.
99.2***	Form of Notice of Guaranteed Delivery.
99.3***	Form of Letter to Registered Holders and The Depository Trust Company Participants.
99.4***	Form of Instructions to Registered Holders or Depository Trust Company Participants.
99.5***	Form of Letter to Clients.
99.6***	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Incorporated by reference.

**	Filed herewith.

***	Previously filed.

All schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sioux Falls, State of South Dakota, on the 20th day of August, 2009.

NORTHWESTERN CORPORATION

By:	/s/ KENDALL G. KLIEWER
Kendall G. Kliewer
Vice President and Controller

Pursuant to the requirements of the Securities Act of 1933, Amendment No. 2 to this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date
*	Chairman of the Board
E. Linn Draper, Jr.

*	President, Chief Executive Officer and Director
Robert C. Rowe	(Principal Executive Officer)

*	Vice President, Chief Financial Officer and Treasurer
Brian B. Bird	(Principal Financial Officer)

/s/ KENDALL G. KLIEWER	Vice President and Controller	August 20, 2009
Kendall G. Kliewer	(Principal Accounting Officer)

*	Director
Stephen P. Adik

*	Director
Dorothy M. Bradley

*	Director
Dana J. Dykhouse

*	Director
Julia L. Johnson

*	Director
Philip L. Maslowe

*	Director
D. Louis Peoples

*By: /s/ KENDALL G. KLIEWER	Attorney-in-fact	August 20, 2009
Kendall G. Kliewer

EXHIBIT INDEX

Exhibit Number	Description of Document
2.1(a)*

Second Amended and Restated Plan of Reorganization of NorthWestern Corporation (incorporated by reference to Exhibit 2.1 of NorthWestern Corporation's Current Report on Form 8-K, dated October 20, 2004, Commission File No. 1-10499).

2.1(b)*

Order Confirming the Second Amended and Restated Plan of Reorganization of NorthWestern Corporation (incorporated by reference to Exhibit 2.2 of NorthWestern Corporation's Current Report on Form 8-K, dated October 20, 2004, Commission File No. 1-10499).

3.1*

Amended and Restated Certificate of Incorporation of NorthWestern Corporation, dated November 1, 2004 (incorporated by reference to Exhibit 3.1 of NorthWestern Corporation's Current Report on Form 8-K, dated October 20, 2004, Commission File No. 1-10499).

3.2(a)*

Amended and Restated By-Laws of NorthWestern Corporation, dated June 27, 2006 (incorporated by reference to Exhibit 3.1 of NorthWestern Corporation's Current Report on Form 8-K, dated June 27, 2006, Commission File No. 1-10499).

4.1(a)*

General Mortgage Indenture and Deed of Trust, dated as of August 1, 1993, from NorthWestern Corporation to The Chase Manhattan Bank (National Association), as Trustee (incorporated by reference to Exhibit 4(a) of NorthWestern Corporation's Current Report on Form 8-K, dated August 16, 1993, Commission File No. 1-10499).

4.1(b)*

Supplemental Indenture, dated as of November 1, 2004, by and between NorthWestern Corporation (formerly known as Northwestern Public Service Company) and JPMorgan Chase Bank (successor by merger to The Chase Manhattan Bank (National Association)), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (incorporated by reference to Exhibit 4.5 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.1(c)*

Eighth Supplemental Indenture, dated as of May 1, 2008, by and between NorthWestern Corporation and The Bank of New York, as trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation’s Current Report on Form 10-Q for the quarter ended June 30, 2008, Commission File No. 1-10499).

4.2(a)*

Indenture, dated as of November 1, 2004, between NorthWestern Corporation and U.S. Bank National Association, as trustee agent (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.2(b)*

Supplemental Indenture No. 1, dated as of November 1, 2004, by and between NorthWestern Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.2(c)*

Registration Rights Agreement, dated as of November 1, 2004, between NorthWestern Corporation, as issuer, and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.3 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.2(d)*

Purchase Agreement, dated March 23, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers (incorporated by reference to Exhibit 10.1 of NorthWestern Corporation’s Current Report on Form 8-K, dated March 23, 2009, Commission File No. 1-10499).

4.3(a)*

Loan Agreement, dated as of April 1, 2006, between NorthWestern Corporation and the City of Forsyth, Montana, related to the issuance of City of Forsyth Pollution Control Revenue Bonds Series 2006 (incorporated by reference to Exhibit 4.3(e) of the Company's Report on Form 10-K for the year ended December 31, 2006, Commission File No. 1-10499).

4.3(b)*

Registration Rights Agreement, dated March 26, 2009, among NorthWestern Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of several initial purchasers (incorporated by reference to Exhibit 10.2 of NorthWestern Corporation’s Current Report on Form 8-K, dated March 23, 2009, Commission File No. 1-10499).

4.4(a)*

First Mortgage and Deed of Trust, dated as of October 1, 1945, by The Montana Power Company in favor of Guaranty Trust Company of New York and Arthur E. Burke, as trustees (incorporated by reference to Exhibit 7(e) of The Montana Power Company's Registration Statement, Commission File No. 002-05927).

4.4(b)*

Eighteenth Supplemental Indenture to the Mortgage and Deed of Trust, dated as of August 5, 1994 (incorporated by reference to Exhibit 99(b) of The Montana Power Company's Registration Statement on Form S-3, dated December 5, 1994, Commission File No. 033-56739).

4.4(c)*

Twenty-First Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 13, 2002 (incorporated by reference to Exhibit 4(v) of NorthWestern Energy, LLC's Annual Report on Form 10-K for the year ended December 31, 2001, Commission File No. 001-31276).

4.4(d)*

Twenty-Second Supplemental Indenture to the Mortgage and Deed of Trust, dated as of November 15, 2002 (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation's Current Report on Form 8-K, dated February 10, 2003, Commission File No. 1-10499).

4.4(e)*

Twenty-Third Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2002 (incorporated by reference to Exhibit 4.2 of NorthWestern Corporation's Current Report on Form 8-K, dated February 10, 2003, Commission File No. 1-10499).

4.4(f)*

Twenty-Fourth Supplemental Indenture, dated as of November 1, 2004, between NorthWestern Corporation and The Bank of New York and MaryBeth Lewicki, (incorporated by reference to Exhibit 4.4 of NorthWestern Corporation's Current Report on Form 8-K, dated November 1, 2004, Commission File No. 1-10499).

4.4(g)*

Twenty-Fifth Supplemental Indenture, dated as of April 1, 2006, between NorthWestern Corporation and The Bank of New York and Ming Ryan, as trustees (incorporated by reference to Exhibit 4.4(n) of the Company's Report on Form 10-K for the year ended December 31, 2006, Commission File No. 1-10499).

4.4(h)*

Twenty-Sixth Supplemental Indenture, dated as of September 1, 2006, between NorthWestern Corporation and The Bank of New York and Ming Ryan, as trustees (incorporated by reference to Exhibit 4.4 of NorthWestern Corporation's Current Report on Form 8-K, dated September 13, 2006, Commission File No. 1-10499).

4.4(i)*

Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, among NorthWestern Corporation and The Bank of New York Mellon (formerly The Bank of New York) and Ming Ryan, as trustees (incorporated by reference to Exhibit 4.1 of NorthWestern Corporation’s Current Report on Form 8-K, dated March 23, 2009, Commission File No. 1-10499).

4.4(j)*	Form of 6.34% First Mortgage Bonds due 2019 (included as Exhibit B to Exhibit 4.4(i) above).

4.5(a)*

Natural Gas Funding Trust Indenture, dated as of December 22, 1998, between MPC Natural Gas Funding Trust, as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.7(a) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(b)*

Natural Gas Funding Trust Agreement, dated as of December 11, 1998, among The Montana Power Company, Wilmington Trust Company, as trustee, and the Beneficiary Trustees party thereto (incorporated by reference to Exhibit 4.7(b) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(c)*

Transition Property Purchase and Sale Agreement, dated as of December 22, 1998, between MPC Natural Gas Funding Trust and The Montana Power Company (incorporated by reference to Exhibit 4.7(c) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(d)*

Transition Property Servicing Agreement, dated as of December 22, 1998, between MPC Natural Gas Funding Trust and The Montana Power Company (incorporated by reference to Exhibit 4.7(d) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No.

1-10499).

4.5(e)*

Assumption Agreement regarding the Transition Property Purchase Agreement and the Transition Property Servicing Agreement, dated as of February 13, 2002, by The Montana Power, LLC to MPC Natural Gas Funding Trust (incorporated by reference to Exhibit 4.7(e) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

4.5(f)*

Assignment and Assumption Agreement (Natural Gas Transition Documents), dated as of November 15, 2002, by and between NorthWestern Energy, LLC, as assignor, and NorthWestern Corporation, as assignee (incorporated by reference to Exhibit 4.7(f) of the Company's Report on Form 10-K for the year ended December 31, 2002, Commission File No. 1-10499).

5.1***	Opinion of Leonard, Street and Deinard Professional Association.
12.1*

Statement Regarding Computation of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of NorthWestern Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, Commission File No. 1-10499).

21*	Subsidiaries of NorthWestern Corporation (incorporated by reference to Exhibit 21 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, Commission File No. 1-10499).
23.1**	Consent of Independent Registered Public Accounting Firm.
23.2***	Consent of Leonard, Street and Deinard Professional Association.
24.1***	Power of Attorney.
25.1***	Statement of Eligibility.
99.1***	Form of Letter of Transmittal.
99.2***	Form of Notice of Guaranteed Delivery.
99.3***	Form of Letter to Registered Holders and The Depository Trust Company Participants.
99.4***	Form of Instructions to Registered Holders or Depository Trust Company Participants.
99.5***	Form of Letter to Clients.
99.6***	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Incorporated by reference.

**	Filed herewith.

***	Previously filed.